HIGHLAND FLOATING RATE ADVANTAGE FUND

                           HIGHLAND FLOATING RATE FUND

                          Supplement Dated May 10, 2005
           To Class A, B and C Shares Prospectus Dated January 1, 2005

                          Supplement Dated May 10, 2005
               To Class Z Shares Prospectus Dated January 1, 2005

                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

                          Supplement Dated May 10, 2005
                       To Prospectus Dated January 1, 2005

         The following revision is being made to the prospectus of each of Highland Floating Rate Advantage Fund, Highland Floating Rate Fund and Highland Institutional Floating Rate Income Fund (collectively, the "Funds"):

         The following sentences are added to each Fund's prospectus under the heading "Multiple Share Classes - Distribution and Service Fees" and following the sentence "The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of the Fund shares.":

         "In addition, Highland may, from time to time, at its expense out of its own financial resources, and/or the Distributor may, from time to time, out of any amounts received from the Fund pursuant to the Plan, make cash payments to dealer firms as an incentive to sell shares of the Funds and/or to promote retention of their customers' assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund ("Sales-Based Payments") or on the average daily net assets of the Fund attributable to that particular dealer ("Asset-Based Payments"). Each of the Distributor and/or Highland may agree to make such cash payments to a dealer firm in the form of either or both Sales-Based Payments and Asset-Based Payments. The Distributor and/or Highland may also make other cash payments to dealer firms in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in the Distributor's or Highland's discretion, as applicable. In certain cases these other payments could be significant to the dealer firms. Any payments described above will not change the price paid by investors for the purchase of the Fund's shares or the amount that the Fund will receive as proceeds from such sales. Each of the Distributor and/or Highland determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by Highland to any dealer firm in connection with the distribution of any Fund shares will count towards the cap imposed by the National Association of Securities Dealers, Inc. on underwriter compensation in connection with the public offering of securities."

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE

                                       2